                                                                       (n)(1)(i)

                               AMENDED SCHEDULE A
                                     TO THE
                           THIRD AMENDED AND RESTATED
                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3
                                       FOR
                                ING MUTUAL FUNDS

                                                         CLASSES OF SHARES
                                              ---------------------------------------
                                               A     B     C     I     O     Q     R
                                              ---   ---   ---   ---   ---   ---   ---
ING Disciplined International SmallCap Fund    X     X     X      X   N/A   N/A   N/A
ING Diversified International Fund             X     X     X      X   N/A   N/A     X
ING Emerging Countries Fund                    X     X     X      X   N/A     X   N/A
ING Emerging Markets Fixed Income Fund         X     X     X      X   N/A   N/A   N/A
ING Foreign Fund                               X     X     X      X   N/A     X   N/A
ING Global Bond Fund                           X     X     X      X   N/A   N/A   N/A
ING Global Equity Dividend Fund                X     X     X      X     X   N/A   N/A
ING Global Natural Resources Fund              X     X     X    N/A   N/A     X   N/A
ING Global Real Estate Fund                    X     X     X      X     X   N/A   N/A
ING Global Value Choice Fund                   X     X     X      X   N/A     X   N/A
ING Greater China Fund                         X     X     X      X   N/A   N/A   N/A
ING Index Plus International Equity Fund       X     X     X      X   N/A   N/A   N/A
ING International Capital Appreciation Fund    X     X     X      X   N/A   N/A   N/A
ING International Fund                         X     X     X      X   N/A     X   N/A
ING International Real Estate Fund             X     X     X      X   N/A   N/A   N/A
ING International SmallCap Fund                X     X     X      X   N/A     X   N/A
ING International Value Choice Fund            X     X     X      X   N/A   N/A   N/A
ING International Value Opportunities Fund     X     X     X      X   N/A   N/A   N/A
ING Russia Fund                                X     X     X    N/A   N/A     X   N/A

Effective Date: February 28, 2007